SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 19, 2002


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-21930                  77-0340829
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

        Reference is made to the press release of BioSource International, Inc. (the "Registrant") issued on February 19, 2002, announcing the Registrant's operating results for the 2001 fiscal year and strategic outlook. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM    7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements. None.

          (b)  Pro Forma Financial Information. None.

          (c)  Exhibits.

               Exhibit 99.1 Press Release of the Registrant dated February 19, 2002, which announced the operating results for the year ended December 31, 2001 and strategic outlook.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 19, 2002                           BIOSOURCE INTERNATIONAL, INC.



                                            By:    /S/ CHARLES C. BEST
                                                -------------------------------
                                                   Charles C. Best
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT

  99.1 Press Release dated February 19, 2002, which announced the operating results for the year ended December 31, 2001 and strategic outlook.


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